                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2004
                                                         -----------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

               New York                               333-106428                            13-3840732
------------------------------------------------------------------------------------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                             300 Tice Boulevard
                             Woodcliff Lake, NJ                                               07675
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                  (Address of principal executive offices)                                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01. Other Events

         Filing of Legality Opinion

         Attached as Exhibit 99.28 is the opinion of Dechert LLP with respect to legality of the Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Mortgage Loan Asset-Backed Certificates, Series 2004-OPT1.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits


              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.                    Description
                  -----------                    -----------
                  (99.28)                        Legal Opinion



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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CHASE FUNDING, INC.

Date: November 23, 2004
                                              By:     /s/ Michael P. Crilley
                                                      -------------------------
                                              Name:   Michael P. Crilley
                                              Title:  Vice President



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


                                INDEX TO EXHIBITS

Exhibit No.              Description                                 Page
-----------              -----------                                 ----

(99.28)                  Legal Opinion                               5






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